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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AMERICAN DG ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN DG ENERGY INC.

45 First Avenue
Waltham, Massachusetts 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 30, 2008

To the Stockholders of American DG Energy Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of American DG Energy Inc., a Delaware corporation (the "company", "we", "our" or "us"), will be held at the company's corporate headquarters at 45 First Avenue, Waltham, Massachusetts, on Friday, May 30, 2008 at 1:00 p.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect five (5) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified;

  2.
  To approve the amendment to increase the number shares of common stock reserved for issuance under the 2005 Stock Incentive Plan (the "Plan") from 4,000,000 to 5,000,000 shares;

  3.
  To ratify the selection by the Audit Committee of our Board of Directors (the "Board") of the firm of Vitale Caturano & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements of the Annual Meeting.

        Only stockholders of record at the close of business on May 1, 2008 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the secretary of the company, 45 First Avenue, Waltham, Massachusetts 02451, for a period of ten (10) days prior to the Annual Meeting.

        A copy of the company's annual report for the fiscal year ended December 31, 2007, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

        STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

By Order of the Board,

John N. Hatsopoulos
 Chief Executive Officer

Waltham, Massachusetts
April 29, 2008

AMERICAN DG ENERGY INC.

45 First Avenue
Waltham, Massachusetts 02451

PROXY STATEMENT FOR THE
2008 ANNUAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:
Who is soliciting my proxy?

A:
The Board.

Q:
Where and when is the Annual Meeting?

A:
The Annual Meeting will be held at our corporate offices located at 45 First Avenue, Waltham, Massachusetts, 02451, on May 30, 2008 at 1:00 p.m. local time.

Q:
Who can vote at the Annual Meeting?

A:
All shareholders of record at the close of business on May 1, 2008, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. If on that date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. As of the close of business on the record date, 33,290,924 shares of our common stock were outstanding.

Q:
What constitutes a quorum for the meeting?

A:
A quorum is required for shareholders to conduct business at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to establish a quorum at the meeting. On the record date, May 1, 2008, there were 33,290,924 shares of our common stock outstanding. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a customer's shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately.

Q:
What am I voting on?

A:
You are voting on the following proposals:

1.
To elect five directors of the company to serve a term of one year or until their successors are duly elected and qualified;

2.
To approve the amendment to increase the number shares of common stock reserved for issuance under the 2005 Stock Incentive Plan from 4,000,000 to 5,000,000 shares;

  3.
  To ratify the selection by the Audit Committee of our Board of Directors of the firm of Vitale Caturano & Co., as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements of the Annual Meeting.

Q:
How many votes do I have and how are votes counted?

A:
Each share of our common stock is entitled to one vote on matters brought before the Annual Meeting. The shares represented by the proxy will be voted at the Annual Meeting by the proxy holder as specified by the person solicited.

Q:
My shares are held in the "street name." Will my broker vote my shares?

A:
If you hold your shares in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions on such a matter, your shares may not be voted. Shares of common stock represented by "broker non-votes" will, however, be counted in determining whether there is a quorum.

Q:
Will abstentions and broker non-votes affect the voting results?

A:
Abstentions will be counted by the election inspector towards determining whether a quorum is present. With respect to Proposals 2 and 3, which require approval of a majority of shares entitled to vote and represented in person or by proxy, abstentions will have the same effect as voting against the proposal. With respect to Proposal 1, for which each nominee must receive a plurality of shares entitled to vote and represented in person or by proxy, abstentions will have no legal effect on the outcome of the vote. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the uncontested election of directors described in Proposal 1 or the approval of auditors described in Proposal 3. In contrast, brokers do not have discretionary authority to vote shares held in "street name" on non-routine matters, such as the amendment to the Plan described under Proposal 3, without your instructions. Broker non-votes will be counted by the election inspector towards determining whether a quorum is present. Broker non-votes will not be counted as present and entitled to vote on a particular proposal and therefore will have no effect on the outcome of the vote on any proposal. Stockholders are advised to forward their voting instructions promptly so as to afford brokers sufficient time to process such instructions.

Q:
How does the Board of Directors recommend that I vote on the proposals?

A:
The Board of Directors recommends that you vote "FOR": (1) to elect five directors of the company to serve a term of one year or until their successors are duly elected and qualified; (2) to approve the amendment to increase the number shares of common stock reserved for issuance under the Plan from 4,000,000 to 5,000,000 shares; and (3) to ratify the selection by the Audit Committee of our Board of Directors of the firm of Vitale Caturano & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Q:
What should I do now?

A:
Carefully read this document and indicate on the proxy card how you want to vote. Sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. You should indicate your vote now even if you expect to attend the Annual Meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your proxy, right up to the day of the Annual Meeting and will ensure that your shares are voted if you later find you cannot attend the Annual Meeting.

Q:
Can I change my vote after I have mailed my signed proxy card?

A:
Yes. You can change your vote in one of three ways, at any time before your proxy is voted at the Annual Meeting, by (a) revoking your proxy by written notice to our Corporate Secretary stating that you would like to revoke your proxy, (b) completing and submitting a new proxy card bearing a later date, or (c) attending the Annual Meeting and voting in person.

Q:
Who will bear the cost of this solicitation?

A:
The company will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but our regular employees may, without additional compensation, solicit proxies personally by telephone, e-mail or fax.

Q:
Whom should I contact with questions?

A:
If you have any questions of if you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451, telephone number (781) 622-1117.

GENERAL INFORMATION ABOUT THE MEETING

        The close of business on May 1, 2008 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the company's outstanding voting securities consisted of 33,290,924 shares of common stock, which were held by approximately 110 stockholders of record.

        Holders of a majority of the company's outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

        Shares that are voted "FOR," "AGAINST," "WITHHOLD AUTHORITY" or "ABSTAIN" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker "non-votes" (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

        Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

        Whether or not you are able to attend the Annual Meeting, the company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given.

        We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the "Proxy Agents") will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

        You may revoke your proxy at any time prior to its use by (a) delivering a written notice of revocation to the chief financial officer of the company, (b) filing a duly executed proxy bearing a later date with the company or (c) attending the Annual Meeting and voting in person.

        The costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the proxy will be borne by the company. The company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the company's voting securities. The company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the company's directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the company does not intend to solicit proxies other than by mail.

PROPOSAL 1

ELECTION OF DIRECTORS

General

        Subject to the rights of holders of any series of preferred stock to elect directors, the number of directors of the company is established by the Board. The exact number of directors is currently set at five (5) by resolution of the Board. The directors are elected to serve for a one (1) year terms, with the term of directors expiring each year at the Annual Meeting; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

        At the Annual Meeting, five (5) individuals will be elected as directors, each to serve for a one (1) year term or until his successor is duly elected and qualified. The Board has nominated George N. Hatsopoulos, John N. Hatsopoulos, Earl R. Lewis, Charles T. Maxwell and Alan D. Weinstein directors at the Annual Meeting.

        The Board knows of no reason why the nominees would be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

Recommendation of the Board of Directors

        The Board unanimously recommends that you vote "FOR" approval of the nominees for election as members of the Board.

Voting Information

        Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from such nominees. Each stockholder will be entitled to one (1) vote for each share of common stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the five nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares "FOR" the nominees unless instructions to the contrary are indicated in the enclosed proxy.

        Each nominee has agreed to serve the company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

        The following table sets forth the names, ages as of April 29, 2007, and committee memberships of the current directors of the company, the dates they joined the Board and the years in which their terms expire.

Name of Director	Age	Director Since	Term Expires (1)
George N. Hatsopoulos	81	2001	2008
John N. Hatsopoulos	74	2001	2008
Earl R. Lewis(2)	64	2005	2008
Charles T. Maxwell(2,3)	76	2001	2008
Alan D. Weinstein(3)	65	2001	2008

(1)
Each term ends on the date of the Annual Meeting of Stockholders held following the fiscal year ending on December 31, 2007.

(2)
Member of the Audit Committee.

(3)
Member of the Compensation Committee.

        The following is a brief summary of the background of each director:

        George N. Hatsopoulos has been our Chairman of the Board since the organization of the company in July 2001. He is the founder and CEO of Pharos, LLC, an organization devoted to the creation of leading edge business ventures. He is the founder and chairman emeritus of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE:TMO), and served as Chairman and CEO since its founding in 1956 until his retirement from those positions in 1999. Dr. Hatsopoulos has served on the board of the Federal Reserve Bank of Boston, including a term as chairman. He was a member of the Securities and Exchange Commission (the "SEC") Advisory Committee on Capital Formation and Regulatory Process, the Advisory Committee of the US Export-Import Bank, and the boards of various corporations and institutions. Dr. Hatsopoulos is a fellow of the American Academy of Arts and Sciences, the American Society of Mechanical Engineers and other scientific and technical organizations. He is the recipient of numerous honors and awards in engineering, science, industry and academics, has authored over 60 articles in professional journals, and is the principal author of textbooks on thermodynamics and thermionic energy conversion. Dr. Hatsopoulos has been a faculty member and senior lecturer at Massachusetts Institute of Technology and continues his association with the Institute as a Life Member of the Corporation. Dr. Hatsopoulos holds bachelor, master and doctorate degrees from Massachusetts Institute of Technology—all in mechanical engineering.

        John N. Hatsopoulos is Chief Executive Officer of American DG Energy since the organization of the company in July 2001. Mr. Hatsopoulos is Partner and Managing Director of Alexandros Partners LLC, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. He is also Chairman of the Board of GlenRose Instruments Inc., a company that does environmental remediation. Mr. Hatsopoulos is a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE:TMO), and the retired President and Vice Chairman of the board of directors of that company. He is a member of the board of directors of Antigenics Inc. (NASDAQ: AGEN), American CareSource Holdings, Inc. (AMEX: XSI), TEI Biosciences Inc., and a "Member of the Corporation" for Northeastern University. Mr. Hatsopoulos graduated from Athens College in Greece, and holds a bachelor degree in history and mathematics from Northeastern University as well as honorary doctorates in business administration from Boston College and Northeastern University.

        Earl R. Lewis became a member of our Board in September 2005. He is Chairman of the Board, Chief Executive Officer and President of FLIR Systems Inc. (NASDAQ:FLIR). Previously, Mr. Lewis was CEO and President of Thermo Instrument Systems Inc., a publicly held subsidiary of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE:TMO), from 1998 to 2000, and held various senior management positions within Thermo Electron since 1984. Mr. Lewis is a member of the board of directors of Harvard Bioscience Inc. (NASDAQ:HBIO), SeaHorse Bioscience, Inc. and LabTech Holdings, Inc. and a trustee of Dean College and New Hampton School. Mr. Lewis holds a Bachelor of Science degree from Clarkson University and has attended post-graduate programs at the University of Buffalo, Northeastern University and Harvard University.

        Charles T. Maxwell has been a member of our Board since 2001. He is a widely recognized expert in the energy sector, with over 40 years of experience with major oil companies and investment banking firms. He is currently Senior Energy Analyst with Weeden & Co. of Greenwich, CT where he develops strategic data and forecasts on oil, gas and power markets. Since the early 1980's, he has been an active member of an Oxford-based organization comprised of OPEC and other industry executives from 30 countries who meet twice annually to analyze trends within the global energy industries and markets. He is a member of the board of directors of Chesapeake Energy Corp. (NYSE:CHK). Mr. Maxwell graduated cum laude in political sciences from Princeton University as a Jadwin Scholar and holds a BA from Oxford University as a Marshall Scholar in literature and history.

        Alan D. Weinstein has been a member of our Board of Directors since 2001. He is currently a consultant working with healthcare startups. He is the retired President of Premier Inc., a strategic alliance of over 1,700 hospitals throughout the U.S. Mr. Weinstein left Premier in 2000 after merging his previous company, Premier Health Alliance, with AmHS and SunHealth in 1995. During his tenure at Premier, the alliance's members were group purchasing $12 billion annually in goods and services negotiated by Premier on their behalf. The alliance also provided its members with broad-based services including process design, benchmarking, performance improvement, technology assessment, insurance programs and biomedical engineering maintenance programs. From 1983 to 1995, Mr. Weinstein was the CEO and President of Premier Health Alliance, a strategic alliance owned by 54 teaching hospitals across the U.S. During his three-decade career in healthcare, Mr. Weinstein has supported medical care organizations in developing shared programs and achieving greater economies of scale. Mr. Weinstein currently serves on the board of the American International Health Alliance, and is a speaker and writer on collaborative endeavors in hospital and health system management. Mr. Weinstein has a BA from Allegheny College in Meadville, PA and an MBA from Cornell University.

        There are no family relationships among members of our board, other than Dr. George N. Hatsopoulos and Mr. John N. Hatsopoulos who are brothers.

Meetings and Committees of the Board of Directors

        The Board currently has two (2) committees: an Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act and a Compensation Committee. The following describes each committee, its current membership, the number of meetings held during fiscal 2007, and its function. All members of these committees are non-employee directors.

        The Board held four (4) meetings during the fiscal year ended December 31, 2007. Each director attended all of the meetings of the Board during his term. The Board has determined that all of its directors, other than Mr. George N. Hatsopoulos and Mr. John N. Hatsopoulos, are "independent" for purposes of the rules and regulations of the SEC and Nasdaq listing standards.

        The members of the Audit Committee are Mr. Lewis and Mr. Maxwell. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2007. The functions of the Audit Committee include reviewing and supervising the financial controls of the company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the company, meeting with the officers of the company regarding the company's financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.americandg.com. The Board has determined that the members of the Audit Committee are "independent" under SEC and Nasdaq listing standards. The Board has determined that Earl R. Lewis qualifies as an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K.

        The members of the Compensation Committee are Mr. Maxwell and Mr. Weinstein. The Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2007. The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Chief Executive Officer. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.americandg.com. The Board has determined that the members of the Compensation Committee are "independent" for purposes of SEC and Nasdaq rules.

        Our Chief Executive Officer has been instrumental in the design and recommendation to the compensation committee of compensation plans and awards for our directors and executive officers including the President and Chief Operating Officer and our Chief Financial Officer. All compensation decisions for the Chief Executive Officer and all other executive officers are reviewed and approved by the Compensation Committee, subject to ratification by the Board.

        The company does not have a Nominating and Corporate Governance Committee but will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the company's voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to American DG Energy Inc., attention: Corporate Secretary, 45 First Avenue, Waltham, Massachusetts, 02451, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the company within the last three years and evidence of the nominating person's ownership of company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The company has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The company believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the company regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The company considers each individual candidate in the context of the current perceived needs of the Board as a whole. The company uses the same process for evaluating all nominees, regardless of the original source of the nomination. The Board does not think that a Nominating Committee is appropriate for a company of its size. All of the members of the Board participate in the consideration of director nominations.

        The company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. The company, however, does not have a formal policy in place regarding Board members' attendance at annual meetings of the stockholders of the company.

Stockholder Communications with the Board

        A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the company shall direct the communication in written correspondence by letter to American DG Energy Inc., attention Corporate Secretary, 45 First Avenue, Waltham, Massachusetts, 02451. If such communication is intended for some but not all of the members of the Board, the mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication". The Corporate Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the company, or are otherwise inappropriate. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of April 29, 2008, certain information with respect to the beneficial ownership of the company's voting securities by (i) any person (including any "group" as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the Named Executive Officers (defined below), and (iv) all of our current directors and executive officers as a group. The percentages in the following table are based on 33,290,924 shares of common stock issued and outstanding as of April 29, 2008.

Name and address of beneficial owner(1)	Number of Shares Beneficially Owned	% of Shares Beneficially Owned
5% Stockholders:
John N. Hatsopoulos(2)	9,294,495	27.13%
George N. Hatsopoulos(3)	6,736,418	19.94%
In Holdings Corp.(4)	5,061,905	13.27%
Nettlestone Enterprises Limited(5)	2,150,000	6.46%
Joseph J. Ritchie(6)	1,998,750	6.00%
Directors & Officers:
John N. Hatsopoulos(2)	9,294,495	27.13%
George N. Hatsopoulos(3)	6,736,418	19.94%
Barry J. Sanders(7)	767,000	2.28%
Charles T. Maxwell(8)	419,048	1.25%
Anthony S. Loumidis(9)	220,000	0.66%
Alan D. Weinstein(10)	200,000	0.60%
Earl R. Lewis(11)	150,000	0.45%

All executive officers and directors as a group (7 persons)	17,786,961	49.92%

    (1)
    The address of the officers and directors listed in the table above is: c/o American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451.

    (2)
    Includes: (a) 500,000 shares of common stock, par value $0.001 per share held by John Hatsopoulos and his wife, Patricia Hatsopoulos, as joint tenants with rights of survivorship, each of whom share voting and investment power; (b) 7,831,400 shares of common stock directly held by Mr. Hatsopoulos; (c) 225,000 shares of common stock that Mr. Hatsopoulos has the right to acquire pursuant to currently exercisable warrants or warrants that become exercisable within 60 days of April 29, 2008; and (d) 738,095 shares of common stock pursuant to currently convertible 8% senior debentures.

    (3)
    Includes: (a) 500,000 shares of common stock, par value $0.001 per share held by George Hatsopoulos and his wife, Daphne Hatsopoulos, as joint tenants, each of whom share voting and investment power; (b) 5,737,609 shares of common stock directly held by Mr. Hatsopoulos; (c) 225,000 shares of common stock that Mr. Hatsopoulos has the right to acquire pursuant to currently exercisable warrants or warrants that become exercisable within 60 days of April 29, 2008; and (d) 273,809 shares of common stock pursuant to currently convertible 8% senior debentures. This amount does not include 2,272,391 shares held in the 1994 Hatsopoulos Family Trust for the benefit of Mr. and Mrs. Hatsopoulos's adult children, for which Daphne Hatsopoulos is the sole trustee. Mr. Hatsopoulos disclaims beneficial ownership of the shares held by this trust.

    (4)
    Includes: (a) 200,000 shares of common stock, par value $0.001 per share directly held by In Holdings Corp.; and (b) 4,761,905 shares of common stock that In Holdings Corp. has the right to acquire pursuant to currently convertible 8% senior debentures or 8% senior debentures that become convertible within 60 days of April 29, 2008. Konstantinos Samaras exercises sole voting and/or dispositive power with respect to the shares of common stock that In Holdings Corp. holds or has the right to acquire pursuant to currently convertible 8% senior debentures. In Holdings Corp. address is: Calle 50 No. 2, Edif Universal Planta Baja, Apartado 0816-02580, Republic of Panama.

    (5)
    Amount of common stock beneficially owned: 2,150,000. Nettlestone Enterprises Limited address is: P.O. Box 665 Roseneath, The Grange, St. Peter Port, Guernsey GY1-3SJ, Channel Islands.

    (6)
    Amount of common stock beneficially owned: 1,998,750. Joseph J. Ritchie's address is: 2100 Enterprise Avenue, Geneva, IL 60134.

    (7)
    Includes: (a) 350,000 shares of common stock par value $0.001 per share; and (b) options to purchase 429,500 shares of common stock exercisable within 60 days of April 29, 2008.

    (8)
    Includes: (a) 200,000 shares of common stock par value $0.001 per share; (b) options to purchase 100,000 shares of common stock, exercisable within 60 days of April 29, 2008; and (c) 119,048 shares of common stock pursuant to currently convertible 8% senior debentures.

    (9)
    Includes: (a) 130,000 shares of common stock par value $0.001 per share; and (b) options to purchase 95,000 shares of common stock exercisable within 60 days of April 29, 2008.

    (10)
    Includes: (a) 100,000 shares of common stock par value $0.001 per share; and (b) options to purchase 100,000 shares of common stock exercisable within 60 days of April 29, 2008.

    (11)
    Includes: (a) 100,000 shares of common stock par value $0.001 per share; and (b) options to purchase 50,000 shares of common stock exercisable within 60 days of April 29, 2008.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The following sets forth certain information regarding our executive officers as of December 31, 2007.

Name	Age	Position(s)
John N. Hatsopoulos	74	Chief Executive Officer and Director
Barry J. Sanders	47	President and Chief Operating Officer
Anthony S. Loumidis	43	Chief Financial Officer, Secretary and Treasurer

        John N. Hatsopoulos has been Chief Executive Officer of the company since its organization in July 2001. Mr. Hatsopoulos is Partner and Managing Director of Alexandros Partners LLC, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. He is also Chairman of the Board of GlenRose Instruments Inc. Mr. Hatsopoulos is a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE:TMO), and the retired President and Vice Chairman of the Board of that company. He is a member of the Board of Directors of Antigenics Inc. (NASDAQ: AGEN), American CareSource Holdings, Inc. (AMEX: XSI), TEI Biosciences Inc., and a "Member of the Corporation" for Northeastern University. Mr. Hatsopoulos graduated from Athens College in Greece, and holds a bachelor degree in history and mathematics from Northeastern University as well as Honorary Doctorates in business administration from Boston College and Northeastern University.

        Barry J. Sanders has been our President and Chief Operating Officer since 2001. From 1992 to 2001, he served as Executive Vice President of Micrologic, Inc., an equipment asset management company where he directed the company's business-to-business group. From 1990 to 1992, he was the Marketing Manager at Andover Controls Corp., a building automation systems company, and from 1988 to 1990 he was at Tecogen Inc., and affiliate of the company, where he directed the successful introduction of that company's distributed generation chiller products. Mr. Sanders has also managed research and development projects for the New York State Energy Research and Development Authority in Albany, NY, where he created the University-Industry Energy Research Program to accelerate commercialization of new technologies. Mr. Sanders has a bachelors of science degree in chemical engineering from the University of Rochester and a master of business administration degree in marketing from Rensselaer Polytechnic Institute.

        Anthony S. Loumidis has been our Chief Financial Officer and Treasurer since 2001. Mr. Loumidis devotes a substantial part of his business time to the affairs of the company. Mr. Loumidis is also the Chief Financial Officer of GlenRose Instruments Inc., a company that does environmental remediation. He is also a Partner and President of Alexandros Partners LLC, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. Mr. Loumidis was previously with Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE:TMO), where he held various positions including National Sales Manager for Thermo Capital Financial Services, Manager of Investor Relations and Manager of Business Development of Tecomet, a subsidiary of Thermo Electron. Mr. Loumidis is a National Association of Securities Dealers registered representative, holds a bachelor degree in business administration from the American College of Greece in Athens and a master of business administration degree from Northeastern University.

        There are no family relationships among our executive officers. Each executive officer is elected or appointed by, and serves at the discretion of, our board of directors. The elected officers of the company will hold office until their successors are duly elected and qualified, or until their earlier resignation or removal.

Executive Compensation

        The following table sets forth the compensation of our named executive officers, which consist of our chief executive officer and by other executive officers during the fiscal year ended December 31, 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
John N. Hatsopoulos(2) Chief Executive Officer	2007 2006	— —	— —		— —		— —		— —		— —
Barry J. Sanders President and Chief Operating Officer	2007 2006	168,683 163,770	— —		139,800 48,930	(3) (3)	318,064 —	(4)	372 —	(5)	626,919 212,700
Anthony S. Loumidis(6) Chief Financial Officer & Treasurer	2007 2006	154,500 45,000	5,000 —	(7)	27,960 41,940	(8) (8)	110,439 —	(9)	372 —	(5)	298,271 86,940

(1)
Dollar amounts shown for stock and option awards do not reflect compensation actually received by the executive officers. Instead, the amounts shown represent the fair value of the award granted pursuant to the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, Share-Based Payment.

(2)
John N. Hatsopoulos did not receive a salary, bonus or any other compensation in 2006 or 2007, and will not receive a salary, bonus or any other compensation in 2008.

(3)
Includes: (a) restricted stock to purchase 200,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 25% of the shares vesting on January 2, 2008 and 25% of the shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event, and (b) restricted stock to purchase 70,000 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 25% of the shares vesting on July 1, 2007 and 25% of the shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event.

(4)
Includes stock option award to purchase 720,000 shares of common stock at a purchase price of $0.90 per share granted on December 18, 2007, with 72,000 the shares vesting on December 31, 2007 and then an additional 72,000 shares on each of the subsequent nine anniversaries thereafter, subject to acceleration of vesting upon a change in control.

(5)
Includes group life insurance of $372.

(6)
Anthony S. Loumidis devotes part of his business time to the affairs of GlenRose Instruments Inc., and part of his salary is reimbursed by GlenRose Instruments Inc.

(7)
Includes $5,000 paid in February 2007 as a cash bonus.

(8)
Includes: (a) restricted stock to purchase 40,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 25% of the shares vesting on January 2, 2008 and 25% of the shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event, (b) restricted stock to purchase 30,000 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 25% of the shares vesting on July 1, 2007 and 25% of the shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event, and (c) restricted stock to purchase 30,000 shares of common stock at a purchase price of $.001 per share granted on October 5, 2006, with 100% of the shares vesting on January 1, 2008.

(9)
Includes stock option award to purchase 250,000 shares of common stock at a purchase price of $0.90 per share granted on December 18, 2007, with 25,000 the shares vesting on December 31, 2007 and then an additional 25,000 shares on each of the subsequent nine anniversaries thereafter, subject to acceleration of vesting upon a change in control.

Outstanding Equity Awards at Fiscal Year-End Table

        The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2007. Our named executive officers did not exercise any options during the fiscal year ended December 31, 2007.

	Option Awards				Stock Awards
Name	No. of securities underlying unexercised options (#) exercisable	No. of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	No. of shares of stock that have not vested	Market Value of shares of stock that have not vested ($)(1)
John N. Hatsopoulos	—	—	—	—	—	—
Barry J. Sanders(2)(3)	320,000	—	0.07	12/10/2011	252,500	227,250
Barry J. Sanders(4)	50,000	25,000	0.70	3/14/2015	—	—
Barry J. Sanders(5)	720,000	648,000	0.90	12/18/2017	—	—
Anthony S. Loumidis(6)(7)	20,000	5,000	0.70	2/24/2014	92,500	83,250
Anthony S. Loumidis(8)	100,000	50,000	0.70	9/29/2015	—	—
Anthony S. Loumidis(9)	250,000	225,000	0.90	12/18/2017	—	—

(1)
Market value of shares of stock that have not vested is computed on the closing market price of the company's common stock at December 31, 2007, which was $0.90 per share.

(2)
Includes stock option award granted on December 10, 2001, with 25% of the shares vesting on December 10, 2002 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Sander's continued employment and subject to acceleration of vesting upon a change in control.

(3)
Includes: (a) restricted stock to purchase 15,000 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 5,000 of the shares vesting on January 2, 2008 and 5,000 shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event, (b) restricted stock to purchase 37,500 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 12,500 of the shares vesting on January 2, 2008 and 12,500 shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event, and (c) restricted stock to purchase 200,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 50,000 of the shares vesting on January 2, 2008 and 50,000 shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event.

(4)
Includes stock option award granted on March 14, 2005, with 25% of the shares vesting on March 14, 2006 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Sander's continued employment and subject to acceleration of vesting upon a change in control.

(5)
Includes stock option award granted on December 18, 2007, with 10% of the shares vesting on December 31, 2007 and then an additional 10% of the shares on each of the subsequent nine anniversaries thereafter, subject to Mr. Sander's continued employment and subject to acceleration of vesting upon a change in control.

(6)
Includes stock option award granted on February 24, 2004, with 25% of the shares vesting on February 24, 2005 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.

(7)
Includes: (a) restricted stock to purchase 22,500 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 7,500 of the shares vesting on January 2, 2008 and 7,500 shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event, (b) restricted stock to purchase 30,000 shares of common stock at a purchase price of $.001 per share granted on October 5, 2006, with 100,000 of the shares vesting on January 2, 2008, and (c) restricted stock to purchase 40,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 10,000 of the shares vesting on January 2, 2008 and 10,000 shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event.

(8)
Includes stock option award granted on September 29, 2005, with 25% of the shares vesting on September 29, 2006 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.

(9)
Includes stock option award granted on December 18, 2007, with 10% of the shares vesting on December 31, 2007 and then an additional 10% of the shares on each of the subsequent nine anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        None of our executive officers has an employment contract or change-in-control arrangement.

        Our stock and option awards contain certain Change in Control provisions. A description of those provisions are set forth below:

Stock Awards Change in Control Definition

        Change in Control shall mean (a) the acquisition in a transaction or series of transactions by any person (such term to include anyone deemed a person under Section 13(d)(3) under the Exchange Act), other than the company or any of its subsidiaries, or any employee benefit plan or related trust of the company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors; provided a Change in Control shall not occur solely as the result of an Initial Public Offering or (b) the sale or other disposition of all or substantially all of the assets of the company in one transaction or series of related transactions.

Option Awards Change in Control Definition

        Accelerated vesting due to acquisition. In the event an acquisition that is not a private transaction occurs while the optionee maintains a business relationship with the company and this option has not fully vested, this option shall become exercisable for 100% of the then number of Shares as to which it has not vested, such vesting to occur immediately prior to the closing of the Acquisition.

        Definitions. The following definitions shall apply: Acquisition means (i) the sale of the company by merger in which the shareholders of the company in their capacity as such no longer own a majority of the outstanding equity securities of the company (or its successor); or (ii) any sale of all or substantially all of the assets or capital stock of the company (other than in a spin-off or similar transaction) or (iii) any other acquisition of the business of the company, as determined by the Board. Business relationship means service to the company or its successor in the capacity of an employee, officer, director or consultant. Private transaction" means any acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities the Securities Act of 1933, as amended, or any successor statute and/or (iii) securities for which the company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act of 1933, as amended.

Director Compensation

        Each director who is not also one of our employees will receive a fee of $500 per day for service on the board, or a fee of $500 per day for serving on each of the audit and compensation committees. Non-employee directors also will be eligible to receive stock or options awards under our equity incentive plan.

        We reimburse all of our non-employee directors for reasonable travel and other expenses incurred in attending board of directors and committee meetings. Any director who is also one of our employees receives no additional compensation for serving as a director. The following table sets forth information with respect to director compensation for the fiscal year ended December 31, 2007.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
George N. Hatsopoulos	—	—	—	—
John N. Hatsopoulos	—	—	—	—
Earl R. Lewis	4,500	69,900	—	74,400
Charles T. Maxwell	4,500	69,900	—	74,400
Alan D. Weinstein	4,000	69,900	—	73,900

(1)
Dollar amounts shown for stock awards do not reflect compensation actually received by the directors. Instead, the amounts shown reflect the expense recognized by us in fiscal year 2007 for stock awards as determined pursuant to the provisions of SFAS No. 123R, Share-Based Payment. Includes restricted stock issued to each of our independent directors to purchase 100,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 25% of the shares vesting on January 2, 2008 and 25% of the shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control.

Section—16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the officers and directors of the company, and persons who own 10% or more of any class of equity interests in the company, to report their beneficial ownership of equity interests in the company to the SEC. Their initial reports are required to be filed using the SEC's Form 3, and they are required to report subsequent purchases, sales, and other changes using the SEC's Form 4, which must be filed within two days of most transactions. Officers, directors and shareholders owning more than 10% of any class of equity interests in the company are required by SEC regulations to furnish us with copies of all reports they file pursuant to Section 16(a). The officers and directors of the company, and Konstantinos Samaras, a person who indirectly owns 10% or more of any class of equity interests in the company, each filed a late Form 3 in calendar year 2007 and Messrs. Lewis, Loumidis, Maxwell, Weinstein and Sanders each filed a late Form 4 during the same calendar year.

Certain Relationships and Related Party Transactions

        The company purchases the majority of its cogeneration units from Tecogen, an affiliated company. In addition, Tecogen pays certain operating expenses, including benefits and payroll, on behalf of the company and the company leases office space from Tecogen. These costs were reimbursed by the company. Tecogen and the company are parties to a sublease agreement for the office building, which expires on March 31, 2009.

        In January 2007, the company entered into a Facilities, Support Services and Business Agreement with Tecogen, to provide the company with certain office and business support services for a period of one year, renewable annually by mutual agreement. Under the 2007 business agreement we revised the rent allocation whereby Tecogen provides the company with office space and utilities at a flat rate of $2,294 per month. The company also shares personnel support services with Tecogen. The company is allocated its share of the cost of the personnel support services based upon the amount of time spent by such support personnel while working on the company's behalf. To the extent Tecogen is able to do so under its current plans and policies, Tecogen includes the company and its employees in several of its insurance and benefit programs. The costs of these programs are charged to the company on an actual cost basis. Under this agreement, the company receives pricing based on a volume discount if it purchases cogeneration and chiller products from Tecogen. For certain sites, the company hires Tecogen to service its Tecogen chiller and cogeneration products.

        The company has sales representation rights to Tecogen's products and services. In New England, the company has exclusive sales representation rights to Tecogen's cogeneration products. The company has granted Tecogen exclusive sales representation rights to its on-site utility energy service in California.

        In April and June of 2006, the company issued convertible debentures totaling $6,075,000 to existing investors (the "debentures"). The debentures accrue interest at a rate of 8% per annum and are due 5 years from the issuance date. The debentures are convertible, at the option of the holder, into a number of shares of common stock as determined by dividing the original outstanding amount of the respective debenture by the conversion price in effect at the time. The initial conversion price of the debenture is $0.84 and is subject to adjustment in accordance with the agreement. As of December 31, 2007 the conversion price of the debenture has not been adjusted. As of December 31, 2007, there were 7,172,621 shares of common stock issuable upon conversion of our outstanding convertible debentures. On October 2, 2007, a holder of the company's 8% Convertible Debenture elected to convert $50,000 of the outstanding principal amount of the debenture into 59,524 shares of common stock.

        During the year ended December 31, 2006, the company issued 876,800 shares of common stock to Tecogen employees. The shares of common stock were fully vested and did not contain any restrictive provisions. The common stock was issued at a fair value of $0.70 per share.

        On February 15, 2007, the company loaned the minority interest partner in its joint venture, NY LLC, $20,000 under a two year loan agreement earning interest at 12% per annum. On April 1, 2007, the company loaned an additional $75,000 to the same minority interest partner against a two year note earning interest at 12% per annum, and on May 16, 2007, the company loaned an additional $55,000 to the same partner against a two year note agreement under the same terms. All such notes are secured by the partner's minority interest. On October 11, 2007, we extended to our minority interest partner a line of credit not to exceed $500,000. At December 31, 2007, $403,810 was outstanding and due to the company.

        It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

PROPOSAL 2

INCREASE IN SHARES RESERVED UNDER THE 2005 STOCK INCENTIVE PLAN

General

        The company has adopted the 2005 Stock Incentive Plan (the "Plan"). The aggregate number of shares of common stock which may be issued pursuant to the Plan is 4,000,000, subject to certain adjustments. On April 17, 2008, the Board amended the Plan, subject to shareholder approval, to increase the reserved shares of common stock issuable under the Plan from 4,000,000 to 5,000,000 (the "Amended Plan").

        A general description of the basic features of the Amended Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Amended Plan, attached hereto as Exhibit A.

Key Changes Reflected In Amended Plan

        On April 17, 2008, the Board unanimously adopted the Amended Plan, subject to approval by the stockholders, primarily for the purpose of increasing the total number of shares of common stock reserved for issuance under the Plan by 1,000,000 shares. If approved, the Amended Plan would have approximately 5,000,000 shares reserved and available for issuance under the Amended Plan, which consists of the additional 1,000,000 shares plus the 4,000,000 shares reserved and available for issuance under the Plan as of the Record Date.

        The company's philosophy on employee compensation is to provide employees and management with equity participation linked to long-term stock price performance, while at the same time remaining sensitive to the potential impact on our other stockholders. We believe that offering broad-based equity compensation helps to attract and retain employees, motivates participants to achieve long-term company goals, and further aligns participants' interests with those of the company's other stockholders. Employees with a stake in the future success of our business are motivated to achieve long-term growth and thus maximize stockholder value. A key purpose of this proposal is to provide sufficient reserves of shares, based on our current business plans, to ensure the company's ability to continue to provide new hires, employees and management with an equity stake in the company.

Description of the Amended Plan

General

        This 2005 Stock Incentive Plan, as amended, is intended to provide incentives:

  (a)
  to the officers and employees of the company and any parent or subsidiary of the company, by providing such officers and employees with opportunities to purchase stock in the company pursuant to options granted which qualify as "Incentive Stock Options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code");

  (b)
  to directors, officers, employees, consultants and advisors of the company and any present or future parent, subsidiary or affiliate of the company by providing them with opportunities to purchase stock in the company pursuant to options granted which do not qualify as ISOs ("NSO" or "NSOs");

  (c)
  to directors, officers, employees, consultants and advisors of the company and related corporations by providing them with opportunities to receive awards of stock in the company whether such stock awards are in the form of bonus shares, deferred stock awards, or of performance share awards; and

  (d)
  to directors, officers, employees, consultants and advisors of the company and related corporations by providing them with opportunities to make direct purchases of restricted stock in the company.

Administration

        The Plan is administered by the Board of Directors of the company. The Board may appoint the Compensation Committee of two (2) or more of its members to administer this Plan and to grant Stock Rights, provided such Committee is delegated such powers in accordance with applicable state law.

Amendment

        The Plan shall expire on September 30, 2015 (except as to Options outstanding on that date). Options may be granted under this Plan prior to the date of stockholder approval of this Plan. The Board may terminate or amend this Plan in any respect at any time, except that (a) the total number of shares that may be issued under this Plan may not be increased without stockholder approval; (b) the provisions regarding eligibility for grants of ISOs may not be modified; (c) the provisions regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified; and (d) the expiration date of this Plan may not be extended without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing actions.

Stock Options

        A stock option gives the holder (or optionee) the right to purchase stock at a price specified in the stock option for a certain period of time. A stock option gives the holder the opportunity to participate in the increase in value of the stock to which it relates without having to make an investment to purchase the stock. (Of course, until an investment is made, an optionee is not a stockholder with respect to the option shares and therefore cannot exercise voting rights or participate in dividends.) If the stock increases in value above the exercise price specified in the stock option, the holder will benefit, after exercise, to the extent of the difference between the current fair market value of the stock and the exercise price, multiplied by the number of shares that can be acquired under the stock option. The optionee will also obtain the voting and dividend rights of a stockholder after exercise.

        ISOs and NSOs are both stock options, but they have different income tax consequences upon exercise and upon a subsequent disposition of the shares. In the case of an incentive stock option (or ISO), no regular income tax applies upon exercise, and appreciation of the shares in excess of the exercise price will qualify for favorable capital gains rates but only if various requirements are satisfied, including a requirement that the shares be held for at least two years after the grant of the ISO and one year after its exercise. (These requirements are sometimes referred to as the ISO holding period requirements). Upon the exercise of a nonqualified stock option (or NSO), regular income tax applies, and only appreciation after exercise is eligible for capital gains rates (see the discussion below entitled "Tax Considerations" for a more detailed discussion of tax issues).

        The duration of a stock option will be specified in the applicable stock option agreement, but no more than ten years from the date of grant. In addition, a termination of employment or other service relationship generally will result in an accelerated expiration date. In addition, under certain option agreements, the stock option will expire immediately if the optionee commits an act of misconduct, as defined in the Plans and/or option agreement. Stock options are not necessarily exercisable until they expire. The applicable stock option agreements generally provide that the option will become exercisable or "vested" in installments over time.

        An unexpired, vested stock option may be exercised by delivering to the company or its designee a written notice that identifies the stock option and specifies the number of shares to be acquired, accompanied by payment of the exercise price. The notice may be delivered in person, by fax, by registered mail, return receipt requested (in which case delivery will be deemed made on the date the notice is deposited in the mail) or by such other method as the Compensation Committee may from time to time specify.

        The exercise price must be paid in a form permitted by the Plan and the applicable stock option agreement. In general, payment may be made by cash or check. We may also permit so-called "cashless exercise". It is possible, but unlikely, that the Compensation Committee will permit the exercise of options by delivery of a promissory note. When the exercise price has been paid in full, we will, without issue or transfer tax, deliver a certificate (or credit a brokerage account) for the shares as to which the stock option is exercised. If an optionee fails to pay for or to accept delivery of all or any part of the number of shares specified in the notice of exercise, the stock option may be terminated with respect to those shares. A cashless exercise is accomplished when a creditworthy broker delivers to us an irrevocable and unconditional undertaking to deliver promptly to us sufficient funds to pay the exercise price and any required tax withholding, or the optionee delivers to us a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to us cash or a check sufficient to pay the exercise price and any required tax withholding. The optionee's notice of exercise of a stock option pursuant to a cashless exercise procedure must include such information or undertakings by the broker as the company shall require.

Restricted stock

        Restricted stock is stock that is purchased by the recipient that is subject to a risk of forfeiture. A risk of forfeiture means that the company has an option to repurchase unvested shares at a nominal price upon termination of the employment or service relationship. Vested shares become vested shares upon the recipient's tenure with the company and other circumstances, as provided in the applicable restricted stock purchase agreement.

When optionees and holders of restricted stock can sell shares

        In general, there are no restrictions on disposing of shares acquired by exercise of a stock option issued pursuant to the Plan. If the option was an ISO, adverse tax consequences may result if the shares are disposed of before satisfying the ISO holding period requirements. See the discussion below titled "Tax Considerations". Similarly, a holder of restricted stock may sell those shares that have vested without restriction but may not sell any unvested shares. If the stock sold or transferred was acquired pursuant to the exercise of an ISO and the shares are sold (or transferred) before the later of two years after the ISO was granted or one year after it was exercised you must, consistent with your obligations under the applicable stock option agreement, notify us of the sale.

Transferability of stock options

        Options granted under the Plan are generally not transferable other than by will or under the laws of descent and distribution, and during the optionee's lifetime only the optionee may exercise them. A stock option grant and restricted stock are subject to the terms of the Plan and to the provisions of the applicable stock option or restricted stock agreement.

        An optionee has no rights as a stockholder with respect to any shares covered by a stock option until the date a stock certificate or other evidence of ownership for the shares is issued, and no adjustment will be made for dividends or other rights that accrue prior to issuance, except as required or permitted pursuant to a change in capital structure.

        Neither the Plan nor any applicable stock option or restricted stock agreement gives an optionee the right to continue in employment with the company or to continue to provide services for the company or any of its subsidiaries.

Tax Considerations

  Stock Options

        An optionee is not subject to tax on the grant of a stock option. Whether an optionee is subject to tax on the exercise of the stock option depends on whether the stock option is an ISO or an NSO. When an NSO is exercised, the optionee recognizes compensation income, and we are required to withhold taxes. A subsequent sale results in capital gain (or loss) that is either short-term or long-term, depending on the holding period of the stock. When an ISO is exercised, no income is recognized for regular income tax purposes until the shares are sold (although income is recognized for "alternative minimum tax" (AMT) purposes), and there is no withholding. A subsequent sale results in long-term capital gain (or loss) if the ISO holding period requirements are satisfied.

        If an ISO is exercised using a cashless exercise procedure or shares are sold prior to satisfying the ISO holding period requirements, compensation income for each share sold equal to the difference between the exercise price and the fair market value of the shares at exercise (or the fair market value at sale, if less) is recognized. Capital gain on the remaining shares is either short-term or long-term, depending on the holding period of the stock. Although we are not required to withhold on this amount, the optionee will owe tax on the compensation income for the year of the cashless exercise or sale.

  Restricted Stock

        Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient's tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient's holding period will commence on the date on which the restrictions lapse.

        As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of common stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that a participant recognizes that ordinary income.

Effects to options upon the occurrence of a major corporate transaction

        Generally, if a change of control or an acquisition of the company should occur, options would be assumed or converted into the right to receive the same consideration as the holders of common stock. The Plan permits the acceleration and termination of options. It also permits the "cash out" of vested options at the so-called "spread" between the exercise price and the value of the consideration received upon exercise, followed by termination of the option. We will advise you in advance of these procedures further, if applicable, should such a change of control or acquisition occur.

New Plan Benefits

        The company cannot determine the amounts of awards that will be granted under the Amended Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Amended Plan, the number of awards to be granted is within the discretion of the Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2007, regarding common stock that may be issued under the company's equity compensation plans, including the Plan. Information is included for both equity compensation plans approved by the company's stockholders and not approved by the company's stockholders (which date back to before the company became a reporting company under the Exchange Act).

Plan Category	No. of Securities to be issued upon exercise of outstanding options, rights and warrants	Weighted average exercise price of outstanding options, rights and warrants	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in second column
Equity Compensation plans approved by security holders	2,241,000	$0.63	189,500
Equity Compensation plans without approval by security holders	—	—	—

Total	2,241,000	$0.63	189,500

Vote Required

        The affirmative vote of the holders of a majority of the outstanding shares of the company's common stock represented in person or by proxy at the Annual Meeting is required to approve the amendment to the American DG Energy Inc. 2005 Stock Incentive Plan to increase the number of shares available under the Plan to 5,000,000 shares.

Recommendation of the Board of Directors

        The Board unanimously recommends that you vote "FOR" the approval of the amendment to its 2005 Stock Incentive Plan to increase the number of shares available under the Plan from 4,000,000 shares to 5,000,000 shares.

PROPOSAL 3

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Vitale, Caturano & Co., has acted as our independent auditor continuously since 2006. Vitale, Caturano & Co., was selected by the Audit Committee to perform the audit function for the fiscal year ended December 31, 2007. No independent auditor has yet been selected by the Audit Committee to perform the audit function for the fiscal year ending December 31, 2008. It is expected that the Audit Committee will approve the engagement of an independent auditor as soon as practicable.

Vote Required

        The affirmative vote of the holders of a majority of the outstanding shares of the company's common stock represented in person or by proxy at the Annual Meeting is required to approve the proposal to ratify the appointment of Vitale, Caturano & Co. as our independent registered public accounting firm for the fiscal year ended December 31, 2008.

Recommendation of the Board of Directors

        The Board unanimously recommends that you vote "FOR" the ratification of the appointment of Vitale, Caturano & Co. as our independent registered public accounting firm for the fiscal year ended December 31, 2008.

Fees Paid to Principal Accountants

        The following table summarizes fees billed to the company by Vitale, Caturano & Co., Ltd for professional services rendered for each of the last two fiscal years of the company.

	2007	2006
Audit Fees	$107,915	$—
Audit-related fees	48,811	135,486
Tax Fees	43,500	—
All Other fees	—	10,200

Total	$200,226	$145,686

        Audit Fees.    The audit fees consist of aggregate fees billed for professional services rendered by the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.

        Audit-Related Fees.    The audit related fees consist of aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees". These services were primarily for the benefit compensation plan audits.

        Tax Fees.    Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal and state tax compliance, and tax audit defense.

        All Other Fees.    Fees are billed for professional services rendered in connection with the company's annual report on Form 10-K are included in All Other Fees.

Audit Pre-Approval of Policies and Procedures

        The Audit Committee's current policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Audit Committee Approval of Fees

        Our Audit Committee approved all audit related fees, tax fees and all other fees listed above provided by Vitale, Caturano & Co., Ltd to us during the last two fiscal years of the company.

REPORT OF AUDIT COMMITTEE

        The purpose of the Audit Committee is to assist the Board in its oversight of (a) the integrity of the company's financial statements; (b) the qualifications and independence of the company's independent registered public accounting firm; (c) the performance of the independent registered public accounting firm and the company's internal audit personnel; and (d) the company's compliance with legal and regulatory requirements. Management has primary responsibility for the financial statements, reporting process and internal controls. The company's independent registered public accounting firm is responsible for auditing the financial statements in accordance with generally accepted auditing standards and issuing an opinion as to whether the company's financial statements are, in all material respects, presented fairly in conformity with generally accepted accounting principles. The Committee operates according to a written charter that is available on the company's website at www.americandg.com under the "Investors, Corporate Governance" headings.

        The Committee's duties and responsibilities are outlined in its charter and include, among other things, (i) the review of the company's financial statements and the independent audit process; (ii) the review of critical accounting policies and practices used by the company; (iii) the effect of any proposed changes in accounting principles or practices upon the company; (iv) the consideration and review of the company's assessment of the effectiveness of its internal accounting controls; and (v) the selection, retention and termination of the company's independent registered public accounting firm. In addition, the committee reviews with management and the company's independent registered public accounting firm the financial statements to be included in the company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the "Management's Discussion and Analysis" section thereof, and those matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by SAS No. 90, Communication with Audit Committees.

        Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, the committee reviewed and discussed management's evaluation of the company's system of internal control over financial reporting. As part of this process, the Committee examined management's progress in testing and evaluating the system of internal control over financial reporting and was provided periodic updates from management and the independent registered public accounting firm on the status of such testing and evaluation. The committee reviewed and discussed with management and with the independent registered public accounting firm the effectiveness of the company's internal control over financial reporting as well as management's report and the independent registered public accounting firm's attestation on the subject.

        In fulfilling its responsibilities, the committee has reviewed and discussed with the company's independent registered public accounting firm, Vitale Caturano & Co., Ltd., and management, the company's audited consolidated financial statements for the fiscal year ended December 31, 2007. The committee has also discussed with the independent registered public accounting firm such matters as are required to be discussed with the committee by SAS No. 61, as amended by SAS No. 90, Communication with Audit Committees. In addition, the committee has received written disclosures and a letter from the independent registered public accounting firm as required by Independence Standards

Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent registered public accounting firm their independence.

        Based upon the committee's review and discussion of the foregoing information and in accordance with the provisions of its charter, the committee recommended to the Board that the consolidated financial statements of American DG Energy Inc. for the fiscal year ended December 31, 2007, as audited by Vitale Caturano & Co., Ltd., be included in the company's annual report on Form 10-K for the fiscal year ended December 31, 2007, and filed with the Securities and Exchange Commission. The Committee's recommendations were made to the Board and, after due consideration, were approved as presented.

The Audit Committee
Earl R. Lewis Charles T. Maxwell

* * *

        The foregoing Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in any previous or future documents filed by the company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the company, which may be amended from time to time. Proposals of stockholders intended to be presented at the company's next annual meeting of stockholders in 2009 must be received by the company (Attention: Secretary, at the principal offices of the company) no later than January 2, 2009, for inclusion in the company's proxy statement and form of proxy for that meeting; provided, however, if a stockholder wishes to make a nomination for election to the Board, such proposal must be received by the company on or between January 2, 2009 and February 1, 2009 and must comply with the notice procedures set forth in the Amended and Restated Bylaws, which is posted on our website at www.americandg.com. If you intend to present a proposal at our 2009 annual meeting, but you do not intend to have it included in our 2009 proxy statement, you must provide written notice of the stockholder proposal to the company (Attention: Secretary, at the principal offices of the company) no later than March 17, 2009.

ANNUAL REPORT

        A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2007, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

ANNUAL REPORT ON FORM 10-K

        WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. WE WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF AMERICAN DG ENERGY INC. 45 FIRST AVENUE, WALTHAM, MASSACHUSETTS 02451. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MAY 1, 2008, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS.

OTHER MATTERS

        The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

        Copies of the company's recent reports on Form 10-K and Form 10-Q as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written or oral request to Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451 telephone number (781) 622-1117. Copies of our Exchange Act reports are also posted on our website at www.americandg.com.

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as "householding", potentially means extra convenience for security holders and cost savings for companies.

        This year, brokers with account holders who are American DG Energy Inc. stockholders may be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate annual report and proxy statement or, if you think that you are eligible for "householding" and would like to request a single copy of the annual report and proxy statement for all of the security holders sharing your same address, please notify your broker and direct your request to Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451 telephone number (781) 622-1117.

By Order of the Board,

John N. Hatsopoulos
 Chief Executive Officer

April 29, 2008
Waltham, Massachusetts

Exhibit A

AMERICAN DG ENERGY INC.
2005 STOCK INCENTIVE PLAN

1.     Purposes of the Plan.

        This 2005 Stock Incentive Plan (the "Plan"), as amended to date, is intended to provide incentives (a) to the officers and employees of American DG Energy Inc., a Delaware corporation (the "Company"), and any parent or subsidiary of the Company, by providing such officers and employees with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees, consultants and advisors of the Company and any present or future parent, subsidiary or affiliate of the Company (hereinafter collectively "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees, consultants and advisors of the Company and Related Corporations by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or of performance share awards ("Awards"); and (d) to directors, officers, employees, consultants and advisors of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Restricted Stock Purchases are referred to hereafter individually as a "Stock Right" and collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

2.     Administration of the Plan.

        (a)    Board or Committee Administration.    This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee or Human Resources Committee (as the case may be, the "Committee") of two (2) or more of its members to administer this Plan and to grant Stock Rights hereunder, provided such Committee is delegated such powers in accordance with applicable state law. (All references in this Plan to the "Committee" shall mean the Board if no such Compensation Committee or Stock Incentive Plan Committee has been so appointed). If the Company or any Related Corporation registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with the applicable rules set forth in Rule 16b-3 or any successor provisions of the Exchange Act ("Rule 16b-3"). From and after the date the Company becomes subject to Section 162(m) of the Code with respect to compensation earned under this Plan, each member of the Committee shall also be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        (b)    Authority of Board or Committee.    Subject to the terms of this Plan, the Committee shall have the authority to: (i) determine the employees of the Company and any Related Corporation (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Restricted Stock Purchases) to whom Non-Qualified Options, Awards and authorizations to make Restricted Stock Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Restricted Stock Purchases made; (iii) determine the exercise price of shares subject to each Option, which price

1

shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Restricted Stock Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 8) the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as transfer restrictions, repurchase options and "drag along" rights and rights of first refusal are to be imposed on shares subject to Options, Awards and Restricted Stock Purchases and the nature of such restrictions, if any; (vii) impose such other terms and conditions with respect to capital stock issued pursuant to Stock Rights not inconsistent with the terms of this Plan as it deems necessary or desirable; and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

        If the Committee determines to issue a Non-Qualified Option, the Committee shall take whatever actions it deems necessary, under the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

        (c)    Delegation of Authority to Grant Awards to Officer.    Without limiting the foregoing, the Board, in its discretion, may also delegate to a single officer of the Company who is a member of the Board (to the extent consistent with state law) all or part of the Board's or Committee's authority and duties with respect to the granting of Stock Rights to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code, subject to such limitations as the Board or the Committee deems appropriate, including without limitation as to the amount of Stock Rights that may be granted during the period of delegation, and guidelines as to the determination of the exercise price of any Option, the purchase price of other Stock Rights and the setting of vesting schedules or criteria. Such officer (the "Delegated Officer") shall act as a one member committee of the Board, and shall in any event be subject to the same limitations as are applicable to the Committee. References to the Committee in this Plan shall also include the Delegated Officer, but only to the extent consistent with the authorities and duties delegated to the Delegated Officer by the Board. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Delegated Officer that were consistent with the terms of this Plan.

        (d)    Committee Actions.    The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, acting at a meeting (whether held in person or by teleconference), or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan, subject to compliance with paragraph 2(a).

        (e)    Grant of Stock Rights to Board Members.    Stock Rights may be granted to members of the Board, subject to compliance with Rule 16b-3 when required by paragraph 2(a). All grants of Stock Rights to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons.

3.     Eligible Employees and Others.

        ISOs may be granted to any employee of the Company or any parent or subsidiary of the Company. Those officers and directors of the Company who are not employees of the Company or any

2

parent or subsidiary of the Company may not be granted ISOs under this Plan. Non-Qualified Options, Awards and authorizations to make Restricted Stock Purchases may be granted to any employee, officer or director (whether or not also an employee) of or consultant or advisor to the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.

4.     Stock.

        The stock subject to Stock Rights shall be the authorized but unissued shares of Common Stock of the Company (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan is 5,000,000, subject to adjustment as provided in paragraph 13 or amendment as provided in Section 15. Any such shares may be issued pursuant to the exercise of Stock Rights, so long as the aggregate number of shares so issued does not exceed the number of such shares authorized under this paragraph 4.

5.     Granting of Stock Rights.

        Stock Rights may be granted under this Plan at any time on or after October 1, 2005 and prior to October 1, 2015. The date of grant of a Stock Right under this Plan will be the date specified by the Committee at the time it grants the Stock Right or such date that is specified in the instrument or agreement evidencing such Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant and that with respect to an ISO grant such date shall not be earlier than the date of commencement of employment of the employee granted the ISO. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under this Plan to a Non-Qualified Option pursuant to paragraph 17.

6.     Minimum Option Price; ISO Limitations.

        (a)    Price for ISOs.    The exercise price per share specified in the agreement relating to each ISO granted under this Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

        (b)    $100,000 Annual Limitation on ISOs.    Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all other incentive stock option plans of the Company and any parent or subsidiary of the Company, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

        (c)    Determination of Fair Market Value.    If, at the time an Option is granted under the Plan, the Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded

3

on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange and is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors in good faith it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length, if any.

7.     Option Duration.

        Subject to earlier termination as provided in paragraphs 9, 10, and 13(b), each Option shall expire on the date specified by, or shall have such duration as may be specified by, the Committee and set forth in the original stock option agreement granting such Option, but not more than ten years from the date of grant. Notwithstanding the foregoing, in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such ISOs shall expire not more than five years from the date of grant. Non-Qualified Options shall expire on the date specified in the agreement granting such Non-Qualified Options, subject to extension as determined by the Committee. ISOs, or any part thereof, that have been converted into Non-Qualified Options may be extended as provided in paragraph 17.

8.     Exercise of Options.

        Subject to the provisions of paragraphs 9 through 13, each Option granted under the Plan shall be exercisable as follows:

        (a)    Vesting.    As set forth in paragraph 2(b), and subject to paragraphs 9 and 10 with respect to ISOs, the Committee shall determine the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period. The Committee may also specify such other conditions precedent as it deems appropriate to the exercise of an Option.

        (b)    Full Vesting of Installments.    Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

        (c)    Partial Exercise.    Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise.

        (d)    Acceleration of Vesting.    The Committee shall have the right to accelerate the date of exercise of any installment of any Option, despite the fact that such acceleration may (i) cause the application of Sections 280G and 4999 of the Code if a Change in Control Event, as defined below in paragraph 13(b), occurs, or (ii) disqualify all or part of the Option as an ISO.

9.     Termination of Employment.

        Subject to the provisions of paragraph 13(b), if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable following the date of such cessation of employment, and his or her ISOs shall terminate after the passage of ninety (90) days from the date of termination of his or her employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. Nothing in this Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

4

        Notwithstanding anything contained in this paragraph 9 to the contrary, the Board or Committee may establish rules in particular stock option agreements with respect to Misconduct, as defined below, committed by a grantee of a Stock Right.

10.   Death; Disability.

        (a)    Death.    If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, or if the employee dies within the thirty (30) day period after the employee ceases to be employed by the Company and all Related Corporations, any ISO of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one (1) year from the date of such optionee's death.

        (b)    Disability.    If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, he or she shall have the right to exercise any ISO held by the optionee on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or one (1) year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

11.   Assignability.

        Except for Non-Qualified Options which may be transferred for estate planning purposes to the extent provided in the instrument or agreement granting such Non-Qualified Options, no Stock Right shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by the optionee. No Stock Right, and no right to exercise any portion thereof, shall be subject to execution, attachment, or similar process, assignment, or any other alienation or hypothecation. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of any Stock Right, or of any right or privilege conferred thereby, contrary to the provisions thereof or hereof or upon the levy of any attachment or similar process upon any Stock Right, right or privilege, such Stock Right and such rights and privileges shall immediately become null and void. The foregoing shall not be construed to restrict the ability to assign or transfer shares of Common Stock issued upon the exercise or award of a Stock Right to the extent that the instrument or agreement granting such Stock Right permits such assignment or transfer.

12.   Terms and Conditions of Stock Rights.

        Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof to the extent applicable and may contain such other provisions as the Committee deems advisable which are not inconsistent with this Plan. Without limiting the foregoing, such provisions may include transfer restrictions, rights of refusal, vesting provisions, repurchase rights, lock-up provisions and drag-along rights with respect to shares of Common Stock issuable upon exercise of Stock Rights, and such other restrictions applicable to shares of Common Stock as the Committee may deem appropriate. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination, cancellation or other provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility

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on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.   Adjustments.

        Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to the optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

        (a)    Stock Dividends and Stock Splits.    If the shares of Common Stock subject to Options granted under this Plan shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        (b)    Acquisitions and Change in Control Events.    If the Company is to be subject to or engage in (x) a merger (or reverse merger), consolidation, or other similar event affecting the Company in which outstanding shares of Common Stock are exchanged for cash, securities, and/or other property of another entity, or (y) the sale or lease of all or substantially all of the Company's assets to another person or entity (any such event in such clauses (x) and (y) an "Acquisition"), the Committee or the Board shall (i) provide that the entity that survives the Acquisition or purchases or leases the Company's assets in the Acquisition or any affiliate of such entity (the "Surviving Entity") shall assume the Options granted pursuant to this Plan or substitute options to purchase securities of the Surviving Entity (or an affiliate thereof) on an equitable basis, (ii) upon written notice to the optionees, provide that all Options will become exercisable in full subject to the consummation of the Acquisition as of a specified time prior to the Acquisition and will terminate immediately prior to the consummation of such Acquisition or within a specified period of time after the Acquisition, and will not be exercisable after such termination, or (iii) in the event of an Acquisition under the terms of which holders of Common Stock will receive upon consummation thereof an amount of cash, securities and/or other property for each share of Common Stock surrendered pursuant to such Acquisition (the amount of cash plus the fair market value reasonably determined by the Committee of any securities and/or other property received by holders of Common Stock in exchange for each share of Common Stock shall be the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition and that each optionee shall receive, in exchange for all vested shares of Common Stock under such Option on the date of the Acquisition, a payment in cash or in kind having a fair market value reasonably determined by the Committee or the board of directors of the Surviving Entity equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of such vested shares of Common Stock exceeds (B) the aggregate exercise price of such shares. If the Committee chooses under clause (iii) in the preceding sentence that all outstanding Options shall terminate upon consummation of an Acquisition and that each optionee shall receive a payment for the optionee's vested shares, with respect to any optionee whose stock option agreement specifies that no shares are vested until the first anniversary of the commencement of the optionee's employment, if the consummation of the Acquisition occurs prior to such first anniversary, then the number of vested shares under such Option shall be deemed to be equal to the product of (x) the number of shares of stock subject to the Option that otherwise would vest on the first anniversary and (y) the quotient obtained by dividing the number of days the optionee was employed by the Company, by 365. For purposes hereof, an Option shall be considered to be assumed or substituted "on an equitable basis" (without limiting other ways in which an Option may be assumed or substituted on an equitable basis hereunder) if, following consummation of the Acquisition, the assumed or substituted option confers

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the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition, the consideration received as a result of the Acquisition by the holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition (and if holders of Common Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the Surviving Entity (or an affiliate thereof), the Company may, with the consent of the Surviving Entity, provide for the consideration to be received upon the exercise of each share of Common Stock subject to the Option to consist solely of common stock of the Surviving Entity (or an affiliate thereof) having a fair market value as reasonably determined by the Committee or the board of directors of the Surviving Entity equal to the Acquisition Price.

        If a Change in Control Event, as defined below, occurs that either (a) does not also constitute an Acquisition or (b) does constitute an Acquisition and clause (i) of the preceding paragraph is elected, and the optionee's employment with the Company, the Related Corporation or the Surviving Entity is terminated on or prior to the six month anniversary of the date of the consummation of such Change in Control Event either by the optionee for Good Reason, as defined below, or by the Company, the Related Corporation or the Surviving Entity for reason(s) other than Misconduct, as defined below, then all of the Options, or the equivalent to such Options in the form of assumed or substituted options granted in the Surviving Entity, that but for such termination and such Change in Control Event would vest on or prior to the next following annual anniversary of the Grant Date thereafter shall become immediately exercisable in full and any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse, provided, however, that in particular stock option agreements issued pursuant to this Plan, the Board may provide that the Options or assumed or substituted options covered by such agreement shall become immediately exercisable upon the consummation of such Change in Control Event without regard to termination of employment, and that any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse.

        A "Change in Control Event" shall occur upon the occurrence of (i) an Acquisition after which holders of the Common Stock before the Acquisition do not beneficially own, directly or indirectly, at least 50% of the combined voting power of the then-outstanding securities of the Surviving Entity entitled to vote generally in the election of directors immediately after the consummation of the Acquisition, (ii) a single transaction or a series of transactions pursuant to which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Securities Exchange Act of 1934), excluding any employee benefit plan sponsored by the Company and any affiliates of the Company prior to such transaction or transactions, acquires the beneficial ownership, directly or indirectly, of at least 50% of the combined voting power of the then-outstanding securities of the Company or the Surviving Entity, as the case may be, entitled to vote generally in the election of directors immediately after the consummation of the transaction or transactions, except that any acquisitions of securities directly from the Company shall be disregarded for purposes of this clause (ii), or (iii) the liquidation or dissolution of the Company.

        If, in connection with a Change in Control Event, a tax under Section 4999 of the Code would be imposed on the grantee of any Stock Right (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), and the grantee, on an after-tax basis (taking into account such tax) would receive greater net compensation by not having any or all of such Stock Rights accelerate, then at the discretion of the Committee, the number of Stock Rights of any such grantee which shall become immediately exercisable, realizable or vested as provided in this Section 13 (or such provision of any other agreement or instrument governing such Stock Right that provides for such an acceleration in connection with a Change in Control Event) may be reduced (or delayed), to the extent necessary to maximize such net compensation. For purposes of determining "net compensation" under this paragraph, the amount of compensation considered to be realized by the grantee of any Stock

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Right as a result of the acceleration of the vesting of such Stock Right shall be determined in accordance with the principles set forth in the proposed Treasury Regulations under Section 280G of the Code (or any final or temporary Treasury Regulations replacing such proposed Treasury Regulations) for determining the amount of any "parachute payment" resulting from the acceleration of vesting of restricted stock, a stock option or any other unvested stock right.

        "Misconduct" shall mean any one or more of the following: (a) the commission of an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules or policies of the Company or any Related Corporation which results in material loss, damage or injury to the Company or any Related Corporation, whether directly or indirectly; (b) the unauthorized disclosure of any trade secret or confidential information of the Company or any Related Corporation; (c) the breach by the optionee of any agreement with the Company or any Related Corporation, including without limitation any noncompetition agreement between the optionee and the Company or any Related Corporation; or (d) the willful failure by the optionee to perform his or her material responsibilities to the Company or any Related Corporation.

        "Good Reason" shall mean (i) any material diminution in the optionee's title, authority, or responsibilities from and after such Acquisition or Change in Control Event, as the case may be, (ii) any reduction in the annual cash compensation payable to the optionee from and after such Acquisition or Change in Control Event, as the case may be or (iii) a change of more than 100 miles in the optionee's permanent workplace without the optionee's consent.

        (c)    Recapitalization or Reorganization.    If a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) occurs, pursuant to which securities of the Company or another entity are issued with respect to the outstanding shares of Common Stock, an optionee, upon exercising an Option, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised his or her Option prior to such recapitalization or reorganization and had been the owner of the Common Stock receivable upon such exercise at such time.

        (d)    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to the foregoing subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code or any successor thereto) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

        (e)    Issuances of Securities and Non-Stock Dividends.    Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, of the Company shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company (and, in the case of securities of the Company, such adjustments shall be made pursuant to the foregoing subparagraph (a)).

        (f)    Fractional Shares.    No fractional shares shall be issued under this Plan, and the optionee shall receive from the Company cash in lieu of such fractional shares.

        (g)    Adjustments.    Upon the happening of any of the foregoing events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the board of directors of the Surviving Entity (the "Successor

8

Board"), as applicable, shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

        If any person or entity owning Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or (c) above as a result of owning such Common Stock, except as otherwise provided in subparagraph (b), such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

14.   Means of Exercising Options.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his or her Option until the date of issuance of a stock certificate to the optionee for the shares subject to the Option. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.   Term and Amendment of Plan.

        This Plan shall expire on September 30, 2015 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under this Plan prior to the date of stockholder approval of this Plan. The Board may terminate or amend this Plan in any respect at any time, except that (a) the total number of shares that may be issued under this Plan may not be increased without stockholder approval (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of this Plan may not be extended without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing actions.

16.   Section 162(m).

        Notwithstanding anything in this Plan to the contrary, no Stock Right shall become exercisable, vested or realizable if such Stock Right is granted to an employee that is a "covered employee" as defined in Section 162(m) of the Code and the Committee has determined that such Stock Right should be structured so that it is not "applicable employee remuneration" under such Section 162(m) unless and until the terms of this Plan, including any amendment hereto, have been approved by the Company's stockholders in the manner and to the extent required under such Section 162(m).

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17.   Amendment of Stock Rights.

        The Board or Committee may amend, modify or terminate any outstanding Stock Rights including, but not limited to, substituting therefor another Stock Right of the same or a different type, changing the date of exercise or realization, and converting an ISO to a Non-Qualified Option, provided, that, except as otherwise provided in paragraphs 9 or 10, the grantee's consent to such action shall be required unless the Board or Committee determines that the action, taking into account any related action, would not materially and adversely affect the grantee.

18.   Application of Funds.

        The proceeds received by the Company from the sale of shares pursuant to Stock Rights issued or granted under this Plan shall be used for general corporate purposes.

19.   Governmental Regulation.

        The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20.   Withholding of Additional Income Taxes.

        Upon the exercise of a Non-Qualified Option, the making of a Restricted Purchase of Common Stock for less than its fair market value, the granting of an Award, the making of a Disqualifying Disposition (as defined in paragraph 21) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the making of a Restricted Stock Purchase of Common Stock for less than its fair market value, or (iii) the granting of an award, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

21.   Notice to Company of Disqualifying Disposition.

        Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A "Disqualifying Disposition" is any disposition (including any sale) of such Common Stock before the later of

        (a)   two years after the date the employee was granted the ISO, or

        (b)   one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.   Governing Law; Construction.

        The validity and construction of this Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware.

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FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY FORM

AMERICAN DG ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy for the Annual Meeting of Shareholders,
May 30, 2008 at 1:00 P.M.

            The undersigned hereby constitutes and appoints John N. Hatsopoulos, Barry J. Sanders and Anthony S. Loumidis, or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to vote all of the common stock of American DG Energy Inc. which the undersigned has the full power to vote at the Annual Meeting of Shareholders of American DG Energy Inc. to be held at the corporate headquarters of American DG Energy Inc. at 45 First Avenue, Waltham, Massachusetts, on Friday, May 30, 2008 at 1:00 p.m, and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF
AMERICAN DG ENERGY INC.
May 30, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY						PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE		☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, JUST SIGN BELOW – NO BOXES NEED TO BE CHECKED.

						FOR	AGAINST	ABSTAIN

1.	To elect five (5) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified: Nominees:			2.	To approve the amendment to increase the number shares of common stock reserved for issuance under the 2005 Stock Incentive Plan from 4,000,000 to 5,000,000 shares.	☐	☐	☐
	1 – George N. Hatsopoulos ☐	3 – Earl R. Lewis ☐	5 – Alan D. Weinstein ☐
	2 – John N. Hatsopoulos ☐	4 – Charles T. Maxwell ☐
	☐ FOR all nominees	☐ WITHHOLD AUTHORITY for all nominees	☐ FOR ALL EXCEPT (see instructions below)	3.

To ratify the selection by the Audit Committee of our Board of Directors of the firm of Vitale Caturano & Co., as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

						☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here.)

Unless otherwise specified by the undersigned, this proxy will be voted FOR all nominees for Director and for Proposals 2 and 3 and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof.

					MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING			☐

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

	SIGNATURE		SIGNATURE		DATE		, 2008

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized.

QuickLinks

GENERAL INFORMATION ABOUT THE MEETING
PROPOSAL 1
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
PROPOSAL 2
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 3
RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF AUDIT COMMITTEE
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
ANNUAL REPORT
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS
  Exhibit A